Exhibit 10.4

After recording, return to:
Robertson & Williams
3033 N.W. 63rd Street, Suite 200
Oklahoma City, OK 73116

A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE.  A POWER OF SALE ALLOWS THE MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR UNDER THIS MORTGAGE.

MORTGAGE

This Mortgage (the "Mortgage") made this _____ day of January, 2011, by and between Osage Exploration and Development, Inc. (the "Mortgagor"), having an address of 2445  Fifth Avenue, Suite 310, San Diego, CA  92101, and Blackrock Management, Inc. (the "Mortgagee"), having an address of ____________________________, San Diego, CA ________.

W I T N E S S E T H:

WHEREAS, Mortgagor is justly indebted to the Mortgagee in the sum of Five Hundred Thousand Dollars ($500,000.00), with Loan Fee of $100,000.00, according to the terms of a certain promissory note dated January _____, 2011(the "Note"), maturing May ______ 2011.

NOW, THEREFORE, to secure to the Mortgagee the payment of the aforesaid indebtedness, with interest thereon, the payment of all other monies secured hereby or advanced hereunder and the performance of the covenants and agreements herein contained, the Mortgagor does hereby grant, bargain, sell, convey and mortgage unto the Mortgagee and to its, successors and assigns, the oil and gas leases located in Logan County, State of Oklahoma, described as:

See Exhibit "A", attached hereto and made a part hereof,

together with any and all oil and gas leases acquired hereafter with the proceeds of the underlying Note and of all rights, title and interest thereof, collectively called the "Mortgaged Interests" and are hereby declared to be subject to the lien of this Mortgage, as security for payment of the aforesaid indebtedness.

TO HAVE AND TO HOLD the Mortgaged Interests with all the rights, improvements and appurtenances thereunto belonging, or in anywise appertaining unto the Mortgagee, Blackrock Management, Inc., its successors and assigns, forever.  The Mortgagor covenants that the Mortgagor is seized of an indefeasible leasehold estate in fee simple in the Mortgaged Interests, that the Mortgagor has a right to sell, convey, assign and mortgage the same, that the Mortgaged Interests are free and clear of all general and special taxes, liens, charges and encumbrances of every kind and character, and that the Mortgagor hereby warrants and will forever defend the title thereto against the claims of all persons whomsoever.

This Mortgage is made subject to the following covenants, conditions and agreements:

1.           INDEBTEDNESS SECURED.  This mortgage shall secure the payment of all indebtedness of the Mortgagor to the Mortgagee, including but not limited to: the Note, including any and all future advancements made by the Mortgagee thereunder, and any and all additional indebtedness of the Mortgagor to the Mortgagee, whether or not incurred or becoming payable under the provisions hereof and whether as future advancements or otherwise; any renewals or extensions of either of the Note or other indebtedness; and payment of all sums advanced to or for the benefit of Mortgagor by Mortgagee under the provisions of this Mortgage and the Note.

2.           PRESERVATION AND MAINTENANCE OF PROPERTY.  With respect to the Mortgaged Interests, the Mortgagor covenants and agrees to pay all general and special taxes and assessments and other charges that my be levied or assessed upon or against the same as they become due and payable and to furnish to the Mortgagee receipts showing payment of any such taxes and assessments, if demanded; to pay all delay rentals, bonuses, shut-in royalties,  and royalties now existing or hereafter arising, that may become liens upon or charges against the same; to comply with or cause to be complied with all requirements of any governmental authority relating to the Mortgaged Interests.  The Mortgagor further covenants and agrees that the Mortgagor will not commit nor suffer to be committed any waste of the Mortgaged Interests; nor initiate, join in or consent to any change in any private restrictive covenant, zoning ordinance, or other public or private restrictions limiting or defining the uses which may be made of the Mortgaged Interests or any part thereof; nor permit any lien or encumbrance, of any kind or character, to accrue or remain on the Mortgaged Interests or any part thereof without the prior written consent of the Mortgagee.

3.           CONDEMNATION.  The Mortgagor covenants and agrees that if at any time all or any portion of the Mortgaged Interests shall be taken or damaged under the power of eminent domain, the award received by condemnation proceedings for any property so taken or any payment received in lieu of such condemnation proceedings shall be paid directly to the Mortgagee and all or any portion of such award or payment, at the option of the Mortgagee, shall be applied to the indebtedness hereby secured or paid over, wholly or in part, to the Mortgagor for the purpose of altering, restoring or rebuilding any part of the Mortgaged Interests which may have been altered, damaged or destroyed as a result of any such taking or damage, or for any other purpose or object satisfactory to Mortgagee; provided, that the Mortgagee shall not be obligated to see to the application of any amount paid over to Mortgagor.

4.           INDULGENCES, EXTENSIONS, RELEASES, WAIVERS AND ADVANCES.

(a)  Mortgagee may at any time, without notice to any person, grant to the Mortgagor any indulgence, forbearance or any extension of time for the payment of any indebtedness secured hereby or allow any change or substitution of or for any of the property described in this Mortgage or any other collateral which may be held by the Mortgagee, without in any manner affecting the liability of the Mortgagor, any endorser of the indebtedness hereby secured or any other person liable for the payment of said indebtedness together with interest and any other sums which may be due and payable to the Mortgagee, and also without in any manner affecting or impairing the lien of this Mortgage upon the remainder of the property and other collateral which is not changed or substituted; and it is also understood and agreed that the Mortgagee may at any time, without notice to any person, release any portion of any other collateral which may be held as security for the payment of the indebtedness hereby secured, either with or without any consideration for such release or releases without in any manner affecting the liability of the Mortgagor, all endorser, and all other persons who are or shall be liable for the payment of said indebtedness, and without affecting, disturbing or impairing in any manner whatsoever the validity and priority of the lien of this Mortgage upon the entire remainder of the Mortgaged Interests which is not released, and without in any manner affecting or impairing to any extent whatsoever any and all other collateral security which may be held by the Mortgagee.  It is distinctly understood and agreed by the Mortgagor and Mortgagee that any release or releases may be made by the Mortgagee without the consent or approval of any person or persons whomsoever.

(b)  Any failure by the Mortgagee to insist upon the strict performance by the Mortgagor of any of the terms and provisions hereby shall not be deemed to be a waiver of any of the terms and provisions hereof, and the Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by the Mortgagor of any and all of the terms and provisions of this Mortgage to be performed by the Mortgagor; neither the Mortgagor nor any other person now or hereafter obligated for the payment of the whole or any part of the sums now or hereafter secured by this Mortgage shall be relieved of such obligation by reason of the failure of the Mortgagee to comply with any request of the Mortgagor or of any other person so obligated to take action to foreclose this Mortgage or otherwise enforces any of the provisions of this Mortgage or of any obligations secured by this Mortgage, or by reason of the release, regardless of consideration, of the whole or any part of the security held for the indebtedness secured by this Mortgage, or by reason of any agreement or stipulation between any subsequent owner or owners of the Mortgaged Interests and the Mortgagee extending, from time to time, the time of payment or modifying the terms of the Note or Mortgage without first having obtained the consent of the Mortgagor or such other person, and, in the latter event, the Mortgagor and all such other persons shall continue liable to make such payments according to the terms of any such agreement of extension or modification unless expressly released and discharged in writing by the Mortgagee, regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Interests, the Mortgagee may release the obligation of anyone at any time liable for any of the indebtedness secured by this Mortgage or any part of the security held for the indebtedness and may from time to time extend the time of payment or otherwise modify the terms of any of the Note and/or this Mortgage without, as to the security or the remainder thereof, in anywise impairing or affecting the lien of this Mortgage or the priority of such lien, as security for the payment of the indebtedness as it may be so extended or modified, over any subordinate lien; the holder of any subordinate lien shall have no right to terminate any lease affecting the Mortgaged Interests whether or not such lease be subordinate to this Mortgage; and the Mortgagee may resort for the payment of the indebtedness secured hereby to any other security therefor held by the Mortgagee in such order and manner as the Mortgagee may elect.

(c)  Mortgagor agrees that, if Mortgagor fails to perform any act or to take any action which hereunder Mortgagor is required to perform or take, or to pay any money which hereunder Mortgagor is required to pay the Mortgagee, in Mortgagor's name or in its own name, may, but shall not be obligated to perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by the Mortgagee, and any money so paid by the Mortgagee, shall be a demand obligation owing by Mortgagor to the Mortgagee and the Mortgagee, upon making such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment.  Any amounts due and owing by Mortgagor to the Mortgagee pursuant to this Mortgage shall bear interest from the date such amount becomes due until paid at the rate of interest payable on matured but unpaid principal of or interest on the Note and shall be a part of the secured indebtedness and shall be secured by this Mortgage and by any other instrument securing the secured indebtedness.

(d)  This mortgage is not assumable without written consent of the Mortgagee and any sale of the Mortgaged Interests will cause all sums to be due and payable.

5.           TAXES.  The Mortgagor hereby agrees to pay any and all taxes which may be levied or assessed directly or indirectly upon the Note and this Mortgage, or the debt secured hereby, without regard to any law which may be hereafter enacted imposing payment of the whole or any part thereof upon the Mortgagee, its successors or assigns; and, upon violation of this agreement, or upon the rendering by any court of competent jurisdiction of a decision that such an agreement by a mortgagor is legally inoperative, or if the rate of said tax added to the Loan Fee provided for in said Note shall exceed the then maximum contract rate of interest, then, and in any such event, the debt hereby secured, without deduction, shall, at the option of the Mortgagee, its successors or assigns, become immediately due and payable, anything contained in this Mortgage or in the Note secured hereby notwithstanding.  The additional amounts which may become due and payable hereunder shall be part of the debt secured by this Mortgage; provided, however, the provisions of this paragraph shall not apply to the amount to be paid under the present Oklahoma mortgage tax law, which the Mortgagee will pay.

6.           MORTGAGEE'S RIGHTS.

(a)  An "event of default" as used in this Mortgage shall mean the occurrence of any of the following events:  (i) the failure of Mortgagor to make due and punctual payment of the Note or of any other secured indebtedness or of any installment of principal thereof or interest thereon, or any other amount required to be paid under any of the Note, or this Mortgage, any other secured indebtedness or any other instrument securing the payment of the Note, as the same shall become due and payable, whether at maturity or when accelerated pursuant to any power to accelerate contained in the Note or contained herein; or (ii) the failure of Mortgagor to timely and properly observe, keep or perform any covenant, agreement, warranty or condition in this Mortgage, other than the payment of monies due thereunder, if such failure continues for ten (10) days after notice, provided that Mortgagor shall not be in default hereunder if Mortgagor shall within such ten (10) day period cure such default; or (iii) Mortgagor becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; or (iv) a receiver, trustee or custodian is appointed for, or takes possession of, all or substantially all of the assets of Mortgagor, either in a proceeding brought by Mortgagor or in a proceeding brought against Mortgagor and such appointment is not discharged or such possession is not terminated within thirty (30) days after the effective date thereof or Mortgagor consents to or acquiesces in such appointment or possession; or (v) Mortgagor files a petition for relief under the United States Bankruptcy Code, as amended, or any other present or future federal or state insolvency, bankruptcy or similar law (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition for relief is filed against Mortgagor under any applicable bankruptcy law and such petition is not dismissed within thirty (30) days after the filing thereof, or an order for relief naming Mortgagor is entered under any applicable bankruptcy law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by Mortgagor; or (vi) Mortgagor abandons all or a portion of the Mortgaged Interests.

(b)  Upon the occurrence of an event of default, the Mortgagee shall have the option of declaring all of the Note and all of the secured indebtedness in its entirety to be immediately due and payable, and the liens and security interests evidenced hereby shall be subject to foreclosure in any manner provided for herein or provided for by law as the Mortgagee may elect.

(c)  Upon the failure of the Mortgagor to pay any of the taxes or assessments, or other charges above mentioned, as they become due and payable, or to pay any other of the debts or liens above mentioned at the time above mentioned, or to perform any of the Mortgagor's covenants and agreements herein, the Mortgagee is hereby authorized, at its option, to pay such taxes, liens, assessments or other charges herein mentioned, or any part thereof, and to remedy the Mortgagor's failure to perform hereunder and pay the costs associated therewith, and the Mortgagor hereby agrees to refund on demand all sum or sums so paid, with interest thereon at the post default rate of interest stated in the Note; and this Mortgage shall stand as security therefor; and any such sum or sums so paid shall become part of the indebtedness hereby secured; provided, however, that the retention of a lien hereunder for any sum so paid shall not be a waiver of subrogation or substitution which the Mortgagee might otherwise have had, and, in the event of the failure by the Mortgagor to pay any installment of principal, Loan Fee or Default Interest within the time required by terms of the Note secured hereby, or the failure to do any of the terms of this Mortgage or the Note secured hereby, then in any of such events, whether the Mortgage has paid any of the taxes, liens or other charges, or remedies the Mortgagor's failure to perform, all as above mentioned, or not, the Mortgagee shall be entitled to exercise any or all remedies provided or referenced in this Mortgage.

(d)  Upon the institution of any foreclosure proceeding by the holder of any mortgage or lien upon the Mortgaged Interests, or if any law is hereafter passed by the State of Oklahoma deducting from the value of land, for the purpose of taxation, any lien thereon or changing in any way the laws now in force for the taxation of mortgages, or debts, and the interest thereon secured by mortgages, for state or local purposes, or changing the manner of collection of any such taxation so as to affect this Mortgage, then in any of said events, the Mortgagee shall be entitled to exercise any or all remedies provided or referenced in this Mortgage.

(e)  In the event the Mortgagor, without the prior written consent of the Mortgagee, shall mortgage or otherwise encumber, sell, transfer, convey or voluntarily or involuntarily permit or suffer the Mortgaged Interests or any part thereof to be mortgaged, encumbered, sold, transferred or conveyed, Mortgagee shall be entitled to exercise any or all remedies provided or referenced in this Mortgage.  This provision shall apply to each and every sale, transfer, conveyance or encumbrance regardless of whether or not the Mortgagee has consented to or waived its rights hereunder whether by action or non-action in connection with any previous sale, transfer, conveyance or encumbrance, whether one or more.

(f)  Upon the occurrence of any of the events of default described above, the whole of the indebtedness hereby secured shall, at the election of the Mortgagee, become immediately due and payable without notice and the Mortgagee, at its option, may proceed to foreclose this Mortgage, with or without appraisement as the Mortgagee may elect at any time judgment is rendered; and thereupon or at any time during the existence of any such default, the Mortgagee shall be entitled to enter into possession of the Mortgaged Interests and to collect the rents, issues and profits thereof, accrued and to accrue, and to apply the same on any indebtedness secured hereby or, if the Mortgagee so elects, the Mortgagee shall be entitled to the appointment of a receiver in any court of competent jurisdiction to collect such rents, issues and profits under the direction of the court, notice of the exercise thereof being hereby waived.  In addition the Mortgagee shall be entitled to exercise any and all other remedies available by applicable laws and judicial decisions.

7.           POWER OF SALE.  The Mortgagee may elect to use the non-judicial Power of Sale which is hereby conferred under the terms of this Mortgage.  Such Power of Sale shall be exercised by giving the Mortgagor Notice of Intent to Foreclose by Power of Sale and setting forth among other things, the nature of the breach(es) or default(s) and the action required to effect a cure thereof and the time period within which such cure may be effected all in compliance with Title 46 Oklahoma Statutes §§ 40-48, both inclusive (Oklahoma Power of Sale Mortgage Foreclosure Act) effective November 1, 1986, as the same may be amended from time to time or other applicable statutory authority.

If no cure is effected within the statutory time limits, the Mortgagee may accelerate the indebtedness without further notice (the aforementioned statutory cure period shall run concurrently with the contractual provision for notice before acceleration of debt) and may then proceed in the manner and subject to the conditions of the above referenced statutes to send to the mortgagor and other necessary parties a Notice of Sale and to sell and convey the Mortgaged Interests in accordance with the above referenced statute.  The sale shall be made at one or more sales, as an entirety or in parcels, upon such notice, at such time and places, subject to all conditions and with the proceeds thereof to be applied all as provided in said Oklahoma Power of Sale Foreclosure Act.  No action of the Mortgagee based upon the provisions contained herein or contained in the Oklahoma Power of Sale Mortgage Foreclosure Act, including, without limitation, the giving of the Notice of Intent to Foreclose by Power of Sale or the Notice of Sale, shall constitute an election of remedies which would preclude the Mortgagee from pursuing judicial foreclosure before or at any time after commencement of the power of sale foreclosure procedure.  The first party waives notice of election to declare the whole debt due as above stated and also the benefit of stay, valuation and appraisement laws.  The second party may elect to foreclose with or without appraisement.

8.           FEES AND EXPENSES.  It is agreed that if, and as often as, this Mortgage, or the Note hereby secured are placed in the hands of an attorney for collection, or to protect the priority or validity of this Mortgage, or to defend any suit affecting the title to the Mortgaged Interests, or to enforces or defend any of the Mortgagee's rights hereunder, the Mortgagor shall pay to the Mortgagee its reasonable attorney's fees, together with all court disbursements relating to the Mortgaged Interests, which sums shall be secured hereby.  If the Mortgagee exercises its power of sale hereunder, the Mortgagors agree to pay to Mortgagee a reasonable attorney's fee.

 9.          NOTICE.  Every provision for notice and demand or request shall be deemed fulfilled by written notice and demand or request sent by United States Certified Mail, return receipt requested, postage prepaid, addressed to such party, or its successors, at their or its address last known to the Mortgagee.

10.         MISCELLANEOUS.

(a)  The rights of the Mortgagee arising under the clauses and covenants contained in this Mortgage shall be separate, distinct and cumulative and none of them shall be in exclusion of the other; and no act of the Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provisions, anything herein or otherwise to the contrary notwithstanding.

(b)  The covenants and agreements contained herein are binding upon the Mortgagor, and the successors and assigns of the Mortgagor, and shall inure to the benefit of the Mortgagee and its successors and assigns.

(c)  In case of any sale under this Mortgage, by virtue of judicial proceedings or otherwise, the Mortgaged Interests may be sold in one parcel and as an entirety or in such parcels, manner or order as the Mortgagee in its sole discretion may elect.

(d)  This Mortgage cannot be changed except by an agreement in writing, signed by the party against whom enforcement of the change is sought and in recordable form.

(e)  This Mortgage covers property situated in the State of Oklahoma, and is to be governed by the laws of the State of Oklahoma.

(f)  Should any clause or provision of this Mortgage be invalid or void for any reason, such invalid or void clause shall not affect the whole of this instrument, and the balance of the provisions hereof shall remain in full force and effect.

A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE.  A POWER OF SALE ALLOWS THE MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR UNDER THIS MORTGAGE.

EXECUTED AND DELIVERED the day and month first above written.

MORTGAGOR:	Osage Exploration and Development, Inc.

By:
Kim Bradford, President

ACKNOWLEDGMENT

STATE OF _________________________     )
   )           ss.
COUNTY OF ________________________   )

On this_______day of January, 2011, before me personally came Kim Bradford, to me known, who by me being duly sworn, did depose and say that he is the President of Osage Exploration and Development, Inc., the corporation described in and which executed the foregoing instrument; that he executed the within and foregoing as his free and voluntary act and deed adn as the free and voluntary act and deed of such corporation.

Given under my hand and seal of office the day and year last above written.

Notary Public

My Commission Expires:
Commission No. ______________________
(SEAL)